UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1)

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☐	Soliciting Material Pursuant to §240.14a-12

ARC DOCUMENT SOLUTIONS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ARC Document Solutions, Inc.

1981 N. Broadway, Suite 385

Walnut Creek, California 94596

SUPPLEMENT TO PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 1, 2014

ARC Document Solutions, Inc. filed a definitive proxy statement on Schedule 14A with the Securities and Exchange Commission (SEC) on March 26, 2014 (the “Proxy Statement”) and made it available to our stockholders in connection with the solicitation of proxies by the Company’s Board of Directors for the 2014 Annual Meeting of Stockholders (the “Annual Meeting”). In this supplement to the proxy statement, we refer to ARC Document Solutions, Inc. as the “Company,” “we,” “us,” “our” or “ARC.”

The Proxy Statement contains important additional information. This supplement should be read in conjunction with our Proxy Statement.

The purpose of this supplement is to provide updated information about the terms of the Company’s 2014 Stock Incentive Plan (“SIP”), which stockholders have been asked to approve as described in Proposal 3 in the Proxy Statement.

During the first half of April, we engaged a significant number of our largest independent stockholders in conversations about our proposed SIP. These conversations were an extension of our ongoing stockholder outreach program to help explain the transformation of the Company from a transactional, analog-based blueprinting company, dependent on construction project activity, to a digitally enabled document solutions company servicing architecture, engineering and construction enterprises on a long-term, contractual basis. For the past 24 months, our stockholder communications have been centered on the changes we have made to the Company’s operating and financial structure in order to address the evolving needs of our market.

During our most recent stockholder outreach efforts, we have highlighted that the Company has become more focused on growing its software development, technology sales and digital operations, and as such, our proposed SIP includes enough shares that would allow us to recruit and hire technology talent using a higher proportion of equity-based compensation than we have used historically. We designed our proposed SIP to be consistent with the market in which we compete for the talent we will need to innovate and transform our business (primarily, the San Francisco Bay Area). When we designed the SIP, we intended the share pool to provide sufficient shares for the next five to seven years.

The Company’s rationale for the SIP was not generally questioned during our recent conversations with our stockholders. However, the feedback we received in response to the appropriate number of shares available under the SIP was wide ranging. While some stockholders had no objection to the size of the pool of shares proposed under the SIP, others felt the number of shares was too high. In general, these comments indicated a desire for more engagement with the Company regarding stock-based compensation, more control over the use of equity for compensation purposes, and a greater understanding of the effect the use of equity would have on the value of outstanding shares.

Therefore, in keeping with its responsibilities to investors and its desire to be responsive to their input, on April 18, 2014, our Board of Directors decided to address the variety of opinions on this issue by approving an amendment to the SIP, as set forth in its entirety in Appendix A hereto, that reduces the aggregate number of shares that may be issued under the SIP from 7,000,000 to 3,500,000.

The section of Proposal 3 entitled “Authorized Shares; Limits on Awards” is amended as set forth below and attached as Appendix A. Deleted text is shown below as cross through, and new text is shown below as underlined.

The maximum number of shares of Common Stock that may be issued or transferred pursuant to awards under the 2014 Plan equals: (1) ~~6,319,624~~ 2,720,327 shares plus (2) the number of any shares subject to awards granted under the 2005 Plan on the date the 2014 Plan is adopted that are subsequently forfeited or terminated for any reason before being exercised or settled, plus the number of shares subject to vesting restrictions under the 2005 Plan that are subsequently forfeited, plus the number of reserved shares not issued or subject to outstanding grants under the 2005 Plan on such date, in an aggregate amount not to exceed ~~7,000,000~~ 3,500,000 shares.

The following other limits are also contained in the 2014 Plan:

•	The maximum number of shares that may be delivered pursuant to options qualified as incentive stock options granted under the 2014 Plan is ~~7,000,000~~ 3,500,000 shares.

•	The maximum number of shares that may be delivered pursuant to restricted stock and restricted stock units awarded under the 2014 Plan is ~~2,000,000~~ 1,000,000 shares.

•	“Performance-Based Awards” granted to a participant in any calendar year period will not provide, in the aggregate, for payment of more than

•	500,000 shares (1,000,000 shares in the participant’s first year of employment); and

•	$2,800,000 in cash.

We included the full text of the SIP as Appendix A to the Proxy Statement that you have already received; it is incorporated into this supplement by reference thereto, as amended by Amendment No. 1 to ARC Document Solutions, Inc., 2014 Stock Incentive Plan which is attached to this supplement as Appendix A. The SIP, as so amended, will be presented for stockholder approval at the Annual Meeting. All votes cast with respect to Proposal 3 will constitute a vote on the SIP, as so amended.

We believe the lower number of shares will be sufficient for our projected needs over the next three to four years. We are taking this step to demonstrate our appreciation for the dialogue we have with our stockholders and to make clear that we are committed to engaging our stockholders more frequently in discussions about ongoing uses of equity compensation. Such engagement demonstrates our pledge to maintain transparency with our stockholders regarding our conduct and operations. Under our revised proposed share pool we believe the Company will have adequate flexibility in its use of equity compensation to continue to implement the strategic actions we have taken to restore growth to our operations and create value for our stockholders.

There are no revisions to the Proxy Statement other than the above-described revisions related to the SIP. The Company’s Board of Directors unanimously recommends that you vote FOR Proposal 3, approval of the SIP, as amended by Amendment No. 1.

PLEASE NOTE THAT WE HAVE ENCLOSED A PROXY CARD FOR YOUR CONVENIENCE.

Your vote on the revised Proposal 3 is important. If you have not already voted your shares, we encourage you to do so.

If you previously submitted a proxy card or vote instruction form or voted by Internet or telephone, then your previous choices for all matters being voted on will continue to be counted as you voted. If you do not wish to change your vote, no further action is necessary. If you wish to change your vote, you may revoke your proxy and change your vote at any time before the proxy is voted at the Annual Meeting by (1) notifying the Company in writing that the proxy has been revoked, (2) submitting a later-dated proxy card by mail, over the telephone or through the Internet, or (3) voting in person at the Annual Meeting.

If you have not voted or you wish to change your vote, you may vote your shares as follows:

VOTE BY INTERNET—www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE—1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

The date of this Supplement is April 18, 2014.

APPENDIX A

AMENDMENT NO. 1 TO

ARC DOCUMENT SOLUTIONS, INC.

2014 STOCK INCENTIVE PLAN

In accordance with Section 19(b) of the ARC Document Solutions, Inc. 2014 Stock Incentive Plan (the “Plan”), the Plan is hereby amended as follows, effective upon approval by the stockholders at the annual meeting on May 1, 2014:

Section 5(a) of the Plan is hereby amended and restated in its entirety as follows:

“(a) Basic Limitation. Shares offered under the Plan shall be authorized but unissued Shares or treasury Shares. The aggregate number of Shares authorized for issuance as Awards under the Plan shall not exceed the sum of (x) 2,720,327 Shares, plus (y) the sum of the number of Shares subject to outstanding awards under the Company’s 2005 Stock Plan (the “Predecessor Plan”) on the Effective Date that are subsequently forfeited or terminated for any reason before being exercised or settled, plus the number of Shares subject to vesting restrictions under the Predecessor Plan on the Effective Date that are subsequently forfeited, plus the number of reserved Shares not issued or subject to outstanding grants under the Predecessor Plan on the Effective Date, in an aggregate amount not to exceed 3,500,000 Shares. Notwithstanding the foregoing, (i) the number of Shares that may be delivered in the aggregate pursuant to Restricted Shares and Stock Units awarded under the Plan shall not exceed 1,000,000 Shares, and (ii) the number of Shares that may be delivered in the aggregate pursuant to the exercise of ISOs granted under the Plan shall not exceed 3,500,000 Shares plus, to the extent allowable under Section 422 of the Code and the Treasury Regulations promulgated thereunder, any Shares that become available for issuance under the Plan pursuant to Section 5(c). The limitations of this Section 5(a) shall be subject to adjustment pursuant to Section 12. The number of Shares that are subject to Awards outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. The Company shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.”

To record the amendment of the Plan, ARC Document Solutions, Inc. has executed this document this 18th day of April, 2014.

ARC Document Solutions, Inc.

By:	John E.D. Toth
Title:	Chief Financial Officer

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:				
1. Election of Directors	☐	☐	☐	______

Nominees

01 K. Suriyakumar 02 Thomas J. Formolo 03 Dewitt Kerry McCluggage 04 James F. McNulty 05 Mark W. Mealy
06 Manuel Perez de la Mesa 07 Eriberto R. Scocimara

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.	For	Against	Abstain
2 Ratify the appointment of Deloitte & Touche LLP as ARC Document Solutions, Inc.'s independent registered public accounting firm for 2014.	☐	☐	☐
3 Approve a new stock incentive plan, the ARC Document Solutions, Inc. 2014 Stock Incentive Plan.	☐	☐	☐
4 Approve advisory, non-binding vote on executive compensation: and	☐	☐	☐

NOTE: Transact any other business that may properly come before the annual meeting and any postponements and any adjournments of the annual meeting.

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/are available at www.proxyvote.com.ARC DOCUMENT SOLUTIONS, INC.Annual Meeting of StockholdersMay 1, 2014 9:00 AM PDTThis proxy is solicited by the Board of Directors The undersigned hereby appoints Kumarakulasingam Suriyakumar, the Chairman of the Board, Chief Executive Officer, President and a director of ARC Document Solutions, Inc., and John E. D. Toth, Chief Financial Officer and Secretary of ARC Document Solutions, Inc., and each of them, with full power of substitution, proxies of the undersigned to vote all shares of Common Stock of ARC Document Solutions Inc. held by the undersigned on March 3, 2014, at the annual meeting of stockholders to be held at the Diablo Country Club, 1700 Clubhouse Road, Diablo, CA 94528 on Thursday, May 1, 2014 at 9:00 a.m. PDT, and at any postponements or adjournments thereof. Without limiting the authority granted herein, the above named proxies are expressly authorized to vote as directed by the undersigned as to those matters set forth on the reverse side hereof. If no directions are given, this Proxy will be voted “FOR” all of the director nominees named on the reverse side under Proposal 1 and “FOR” Proposals 2, 3 and 4. The above named proxies will vote in their discretion on all other matters that are properly brought before the annual meeting. The undersigned hereby revokes any proxy heretofore given to vote at such meeting. Continued and to be signed on reverse side